INCOME TAXES	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 6 – INCOME TAXES

The reconciliation of the difference between income taxes at the statutory rate and the income tax provision for the years ended:

	December 31 ,
	2016	2015
Computed tax at statutory rate	$(181,894)	$(76,270)
State taxes	(27,093)	(13,459)
Change in valuation allowance	208,988	89,729
Other	—	—
Provision (benefit) for taxes	$—	$—

Deferred tax assets (liabilities) consist of the following:

	December 31 ,
	2016	2015
Deferred Tax Assets:
Accruals and reserves	$—	$—
Depreciation and amortization	—	—
Federal tax credit carryforwards	239,098	239,098
State tax credit carryforwards	340,399	340,399
Net operating loss	21,033,083	20,753,940
Goodwill amortization	—	—
ASC 718 stock compensation	—	—
Valuation allowance	(21,612,580)	(21,333,437)
Total deferred tax assets	$—	$—

We believe that sufficient uncertainty exists regarding the future realization of our deferred tax assets and thus a full valuation allowance is required. The valuation allowance for the year ended December 31, 2015 and 2016 decreased by $879,000 in 2015 and increased by $279,000 in 2016 due to changes in deferred tax assets.

As of December 31, 2016, we have cumulative federal and Arizona net operating loss carryforwards of approximately $59.2 million and $5.8 million, respectively, which can be used to offset future income subject to taxes. Federal net operating loss carryforwards begin to expire in 2020. Arizona net operating loss carryforwards begin to expire in 2032. In addition there are federal net operating loss carryforwards is approximately $27.1 million from USHG related to pre-merger losses. We also have pre-merger federal capital loss carryforwards of approximately $520,000.

As of December 31, 2016, we had cumulative unused research and development tax credits of approximately $239,000 and $340,000, which can be used to reduce future federal and Arizona income taxes, respectively. As of December 31, 2016, we have cumulative unused federal minimum tax credit carryforwards from USHG of approximately $244,000. The federal minimum tax credit carryforwards are not subject to expiration under current federal tax law.

Utilization of our USHG pre-merger net operating loss carryforwards and tax credits is subject to substantial annual limitations due to the ownership change limitations provided by the Internal Revenue Code and similar state provisions. Such an annual limitation could result in the expiration of the net operating loss carryforwards and tax credit carryforwards before utilization.

We have unrecognized tax benefits attributable to losses and minimum tax credit carryforwards that were incurred by USHG prior to the merger in March 2004 as follows:

Balance at December 31, 2014	$9,635,824
Additions related to prior year tax positions	—
Additions related to current year tax positions	—
Reductions related to prior year tax positions and settlements
Balance at December 31, 2015	$9,635,824
Additions related to prior year tax positions	—
Additions related to current year tax positions	—
Reductions related to prior year tax positions and settlements	—
Balance at December 31, 2016	$9,635,824

These benefits are not recognized as a result of uncertainty regarding the utilization of the loss carryforwards and minimum tax credits. If in the future we utilize the attributes and resolve the uncertainty in our favor, the full amount will favorably impact our effective income tax rate.

The company considers the U.S. and Arizona to be major tax jurisdictions. As of December 31, 2016, for federal tax purposes the tax years 2013, 2014 and 2015 and for Arizona the tax years 2013 through 2016 remain open to examination. The company currently does not expect any material changes to unrecognized tax positions within the next twelve months.

We recognize interest and penalties related to unrecognized tax benefits in income tax expense. As of December 31, 2016 and 2015, we had no accrued interest or penalties related to our unrecognized tax benefits.